NASDAQ: LYTS

LSI Industries Acquisition of Royston Group

FEBRUARY 2026



PICKLE LODGE




Disclaimer

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited, to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations and inflation; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs; and the other risk factors LSI describes from time to time in U.S. Securities and Exchange Commission ("SEC") filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

Non-GAAP Financial Measures

This presentation includes non-GAAP financial measures, including earnings per share (which excludes the impact of long-term performance-based compensation expense, the amortization expense of acquired intangible assets, commercial growth opportunity expense, acquisition costs, the lease expense on the step-up basis of acquired leases, and restructuring and severance costs), Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA), and Free Cash Flow. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Please refer to our Appendix for reconciliation of these non-GAAP measures.


Orchard Grown
Farm Fresh

Scaling our platform

We Deliver Integrated Retail Branding Solutions

Leading provider of lighting and display solutions to diverse retail environments

1976	2,000+	18
Founded	Employees	Locations

(FYE JUNE 30, 2025)

FY25 REVENUE[1]

● U.S. ● International


5%
95%

FY25 SEGMENT REVENUE

● Display ● Lighting


57%
43%

BUILDING A BRANDED RETAIL SOLUTIONS PLATFORM OF SCALE

- **Vertically-integrated** design, manufacturing, and installation of one-stop lighting and display solutions
- Marketing, technical and program management expertise provide customers with a **one-stop solution**
- Customer **contracts range from 100s to 1,000s of locations** often spanning multi-year periods
- Building leading positions across growing, **high-value vertical markets**

LONG-TENURED CUSTOMER BRANDS

REFUELING & C-STORE

GROCERY & RETAIL

QSRs

PARKING, C&I, RETAIL & OTHER

(1) Current estimates.

Solutions Portfolio


A
B
C
D
E
F
G
H
I
PRODUCE
DELI
MARKET

Lighting

- **A** INDOOR LIGHTING
- **B** OUTDOOR LIGHTING

Displays, Signage & Graphics

- **C** REFRIGERATED & MILLWORK DISPLAYS
- **D** CHECKOUT COUNTERS
- **E** DIGITAL SIGNAGE
- **F** FOOD & BEVERAGE COUNTERTOPS
- **G** PRINT: BRAND IMAGING
- **H** METAL FOOD PREP PRODUCTS
- **I** PROFESSIONAL SERVICES

Our Vertical Market Focus

We believe LSI is a significant provider in core markets where **predictable replacement-and-refresh (R&R) cycles and new construction activity** drive sustained, long-horizon demand

LSI serves growth sectors supported by **long-term macro tailwinds**, driving a robust pipeline of high-value projects


QuikTrip

Refueling & C-Store



Total Revenue Growth 2021-2025	72.4%
Total 2025 Revenue	32.5%

Select Customers: Texaco, Wawa, ExxonMobil



Quick-Service Restaurants ("QSRs")



Total Revenue Growth 2021-2025	75.8%
Total 2025 Revenue	12.2%

Select Customers: Starbucks, Burger King, Popeyes



Grocery



Total Revenue Growth 2021-2025	503.0%
Total 2025 Revenue	19.2%

Select Customers: Kroger, Publix, H.E.B.



Auto & Parking



Total Revenue Growth 2021-2025	22.8%
Total 2025 Revenue	13.5%

Select Customers: Walmart, CarMax, Simon Properties



Commercial & Industrial ("C&I") / Retail



Total Revenue Growth 2021-2025	43.2%
Total 2025 Revenue	15.6%

Select Customers: Bell & McCoy, TD Bank, Sports Clips



Other



Total Revenue Growth 2021-2025	67.3%
Total 2025 Revenue	6.9%

Select Customers: ADB Safegate, Weldon, Telesis

LSI is an Earnings Compounder

SALES GROWTH ($M)

$267.8M

Revenue Increase



$305.6
$573.4
2020
2025

ADJ. EBITDA GROWTH ($M)

$39.4M

Adj. EBITDA Increase



$15.6
$55.1
2020
2025

ADJ. DILUTED EPS GROWTH ($ Actual)

$0.83

Adj. Diluted EPS Increase



$0.24(4)
$1.07
2020
2025

5-YEAR SALES CAGR	REVENUE GROWTH VS. NON-RESIDENTIAL CONSTRUCTION[1]	AVERAGE ADJ. OFCF[2]	AVERAGE ANNUAL CAPEX	HISTORICAL ADJ. OFCF CONVERSION[3]	ADJ. EPS GROWTH
13.4%	1.7x	$32.4	$3.3M	~60%	4.5x

(1) FMI. Total U.S. Non-Residential Construction CAGR FY20 – 2025 7.8%.
(2) Adj. Operating Free Cash Flow (OFCF) calculated as Adj. EBITDA less capex.
(3) Calculated as Adj. OFCF divided by Adj. EBITDA.
(4) Represents restated FY 2020 Adj. Diluted EPS. Please refer to Appendix page 22 for further detail.
(5) Assumes reported Adj. EPS.

Our Revenue Growth Algorithm

13.4%
Revenue CAGR
FY20 - FY25

- **Systematic** Customer Investment Cycles
- **Recurring Project Revenue** and High Customer Retention
- Solutions Based Approach Provides **One-Stop Solution**
- Development of **Higher Value** Capabilities
- Expansion of **Growing Market Verticals**
- **Cross Selling Synergies**

Building a Retail Branding Solutions Platform of Scale Through M&A

LSI Products and Services

PROFESSIONAL SERVICES
Project management creative services, site survey content management, post-implementation, technical design, construction & installation rebrands

COMMERCIAL LIGHTING
Commercial lighting dedicated to elevating the visual impact of our customers brands, blending artistry with innovation in every solution

DISPLAY FIXTURES
Our array of fixtures, from refrigerator units to custom displays, is designed to elevate product presentation and enhance shopping experiences across various markets

EXTERIOR & DIGITAL SIGNAGE
Signage ranging from pylons and monuments to awnings and LED channel letters, as well as drive thru menu systems, digital signs, video walls and wayfinders

GRAPHIC SOLUTIONS
Signage printed graphics, architectural signs, vehicle wraps, outdoor signs and displays, point-of-sale displays, banner displays, wayfinding signs

Acquisition Track Record

MAY 2021 Sales: $72M
JSI Store Fixtures is a designer and manufacturer of high-quality refrigerated and non-refrigerated merchandising displays for the grocery and convenience store industry.

APRIL 2024 Sales: $87M
EMI is a metal and millwork manufacturer of standard and customized fixtures, displays, and food equipment for the convenience store, grocery, and restaurant industries.

MARCH 2025 Sales: $25M
Canada's Best Holdings is a leading provider of retail fixtures and custom store design solutions for grocery, quick service restaurants, c-store, banking and specialty retail environments.

FEBRUARY 2026
Proposed Platform Acquisition to strengthen leadership position in growing sector

Advancing Our *Fast Forward* Strategy

Royston Group Acquisition



SELF CHECK
ReddyIce

Transaction Overview

Royston Acquisition Demonstrates **Further Execution of Vertical Market Strategy**

TRANSACTION HIGHLIGHTS

- On February 20, 2026, LSI **signed an agreement to acquire Royston Group ("Royston") for an aggregate purchase price of $325 million**, including $320 million payable in cash at closing and the remaining $5 million payable in Company's common stock[1]
- Transaction to be funded through fully committed bridge facility, with permanent financing to include a mix of debt and equity
- Transaction is **immediately accretive** to LSI's margin rate and earnings per share on a pre-synergy basis
- Royston to become part of **LSI's Display Solutions Segment**
- Pro-forma for the follow-on offering, LSI expects **net leverage of 3.0x**
- Royston generated TTM Sep-25A revenue and adjusted EBITDA of **$272 million** and approximately **$38 million**, respectively
- **Royston leadership team expected to remain** with the combined organization

STRATEGIC HIGHLIGHTS

- The bolt-on acquisition of Royston is a **"strategic sequel"** to past acquisitions that is both **highly complementary** and has a **common Company culture**
- Significantly **expands our presence in the C-Store, Grocery, and Refueling verticals** where we have a strong, established position
- Provides **significant cross-selling opportunities**, which we believe increases our importance, value, and relationships with key customers.
- **Execution of Fast Forward Strategy –** Royston puts LSI on track for Fast Forward financial targets

(1) Aggregate purchase price subject to a working capital adjustment. $5 million of Company common stock will be valued as of the closing price of the Company's common stock on February 19, 2026.

About Royston

Royston sales are concentrated within specialty retail markets, **highly weighted toward recurring remodel cycles**

VERTICALLY INTEGRATED

U.S.-Based Retail & Refrigeration Solutions

DESIGN

- COLLABORATIVE DESIGN
- SMART ENGINEERING

PRODUCTION

- COMPREHENSIVE FABRICATION
- INTEGRATED PAINT LINES
- SEAMLESS ASSEMBLY
- COMPLETE DELIVERY

HIGH VALUE PORTFOLIO

Differentiated Interior & Exterior Offerings

ROYSTON – A Royston Group Company

59% of REVENUE

FOCUS:
Customized cabinetry and store fixtures for the store perimeter versus standardized shelving for center aisles

- CABINETRY
- CHECKSTANDS
- SHELVING

SignResource – A Royston Group Company

29% of REVENUE

FOCUS:
Scaled national/regional customers, majority of whom also purchase Royston's interior solutions vs. local mom & pops

- EXTERIOR SIGNAGE
- INTERIOR SIGNAGE
- OTHER SIGNAGE

SOUTHERN CaseArts

12% of REVENUE

FOCUS:
Grab-and-go cases for the store perimeter

- REFRIGERATED MULTIDECK ISLAND MERCHANDISER
- REFRIGERATED PRODUCE MERCHANDISER
- HEATED ISLAND MERCHANDISER

NET SALES BREAKDOWN



12%
29%
59%

BY BUSINESS UNIT

- Royston
- SignResource
- Southern CaseArts



12%
15%
51%
23%

BY SOLUTION

- Cabinets & Store Fixtures
- Signage
- Services
- Refrigerated & Heated Cases



9%
16%
52%
23%

BY END MARKET

- Convenience
- Grocery
- Gas Station
- Other



29%
71%

BY DEMAND TYPE

- Remodels
- New Stores

With Royston, We Believe LSI Will Accelerate Expansion Within Its Targeted Vertical Markets

PRO-FORMA ENTITY – FY25[1]



39%
16%
9%
9%
12%
15%
Refueling / C-Store
QSR
C&I / Retail
Grocery
Auto / Parking
Other

- Broadens exposure to favorable Refueling / C-Store end-market
- Provides further penetration in Grocery vertical
- Diversifies customer base within existing markets
- Provides complementary exposure in other market adjacencies

(1) Does not sum to 100% due to rounding.

Highly Complementary Solutions Offering

REPRESENTATIVE COMBINED SOLUTIONS

- ROYSTON
- LSI
- COMBINED



A
B
C
D
E
F
G
H
I
J
PRODUCE
DELI
MARKET

ROYSTON	C	CABINETRY	Customizable cabinetry built for simple installation, easy maintenance and durable performance
	D	CHECKSTANDS	Traditional, self-check, or convertible checkstands tailored to complement any stores interior style
	E	SHELVING	Flexible, modular shelving systems designed to fit more SKUs in less floor space and maximize product exposure
SR	F	EXTERIOR SIGNAGE	Highly customizable suite of exterior signage products
SOUTHERN Casearts	G	REFRIGERATED CASES	Versatile cases with different SKUs and specs to perfectly fill any floor plan
	H	HEATED CASES	Seamlessly designed with any store's décor, they have a compact footprint that guarantees optimal use of space
OTHER	I	SERVICES	Full interior installation & buildouts; Turnkey project management for install; On-site construction oversight
	J	SOURCED PRODUCTS	Sourcing strategy to find key partners that offer products and services that complement current offerings

Cross-Sell Opportunity with Long-Term Customer Base

OVERVIEW

- Royston's expanded solution portfolio through recent acquisitions created strong cross-sell potential within the existing, overlapping customer base
- Key mutual customers strategically targeted with complementary products and services to drive incremental wallet share gains
- New customers targeted with a blend of products and services to provide a one-stop-shop solution
- Significant whitespace remains across untapped accounts, offering room for future growth and expansion

SIGNIFICANT OPPORTUNITY TO EXPAND ROYSTON'S PROJECT CONTENT

(Count of Customers as of LTM June 2025A)



5%
5%
47%
43%
Approximately 90% of Royston projects were 1 or 2 solutions
OF SOLUTIONS SOLD:
4
3
2
1

HIGHLIGHTS

- Royston has focused its cross-selling efforts with top customers to yield the **most material sales gains**
- **90% of customers are sold only one or two solutions**, representing significant cross-sell opportunity

100% U.S. Manufacturing Footprint With Significant Optimization Potential

#	FACILITY	~SQ FT	EMPLOYEES
1	**ROYSTON • JASPER, GA** **Manufacturing:** Sheet Metal Fabrication, Powder Coating, CNC Routing **Select Products:** Metal Cabinetry, Surface Tops, Laboratory Equipment	219,000	~305
2	**ROYSTON • ROYSTON, GA** **Manufacturing:** Sheet Metal Fabrication, Powder Coating, CNC Routing **Select Products:** Cabinetry, Metal Checkstands, Shelving	198,000	~250
3	**SIGNRESOURCE • BELL GARDENS, CA** **Manufacturing:** Silk Screening, Painting (Metal & Plastic) **Select Products:** Exterior Signage, Vacuum & Metal Forming	92,500	~165
4	**SOUTHERN CASEARTS • BESSEMER, AL** **Manufacturing:** Sheet Metal Fabrication, Thermoforming, Powder Coating, CNC Routing **Select Products:** Refrigerated Display Cases, Heated Display Cases	190,000	~165
5	**SIGNRESOURCE • JACKSBORO, TN** **Manufacturing:** Silk Screening, Painting (Metal & Plastic) **Select Products:** Exterior Signage, Vacuum & Metal Forming	83,200	~125

Five U.S. facilities drive **efficient custom production** and **market-leading speed**



3
5
1
2
4
HQ
ROYSTON
SignResource
SOUTHERN CaseArts

Multi-Year Synergy Potential

Revenue Synergies

REVENUE ENHANCEMENT

Re-expanding our single-source capabilities provides opportunity to further apply strategic value-based pricing methodologies utilized within the Display Solutions segment

CROSS SELL OPPORTUNITY

Given minimal overlap between existing customer base, together with highly complementary product / solution offering, we see significant revenue synergies through cross selling

Cost Synergies

MANUFACTURING

Optimization of capacity, improved process and efficiency, additional mechanization, expand design for manufacturing principles

PROCUREMENT

Significant opportunity to increase raw materials procurement leverage and synergies, including lumber, steel, acrylic

SG&A

Eliminate redundant costs, improve operating leverage

Combined Business Overview

LSI – TTM Sep-25A Royston – TTM Sep-25A	LSI	RG	LSI + RG
Revenue	$592.5 million	$271.9 million	$864.4 million
Adj. EBITDA[1]	$57.3 million	$38.0 million	$95.3 million
Adj. EBITDA Margin[1]	9.7%	14.0%	11.0%
Manufacturing Locations	18	5	23
Employees	2,000+	899	2,899
Manufacturing Sq. Ft.	1.96 million	0.78 million	2.74 million

(1) Please refer to page 21 for definition of non-GAAP metrics.

Royston Transaction Rationale

Royston strengthens our "one-stop-shop" solutions strategy

Single source partner that can provide all lighting, display and sign solutions

Royston brings a mix of complementary and unique products that broaden LSI's overall solutions in both existing and greenfield categories

Provides growth in underrepresented products include refrigerated, millwork and metal displays

Deepens presence in core verticals, materially grows U.S. manufacturing capacity, and unlocks new opportunities in display cases, store fixtures, and digital signage

23 combined manufacturing facilities across North America

Transaction expected to enhance Adj. EBITDA margin

PF adj. EBITDA Margin increase of 130 bps

Leverage the combined strength of respected industry-leading brands

LSI and Royston are well recognized industry leaders

Minimal customer overlap with Royston's top refueling / c-store & grocery customers

Expanding market position & reach with large accounts

Retained Royston leadership team to drive beneficial complementary cultures and customer-centric focus

100% retention of Royston leadership

Expected to deliver cost synergies & commercial growth

Expected margin improvement from increased revenue opportunities and cost synergies, post acquisition

Appendix

Non-GAAP Reconciliations

Total Company Adj. EBITDA

Reconciliation of net income to EBITDA and Adj. EBITDA (in thousands)	FY 2020	FY 2025	TTM Sep-25A
Net Income - Reported	$ 9,592	$ 24,383	$ 24,965
Income Tax (benefit)	2,101	8,655	9,451
Interest Expense, net	870	3,129	3,001
Other expense (income)	513	(398)	193
Operating income as reported	$ 13,076	$ 35,769	$ 37,610
Depreciation and Amortization	8,654	12,575	12,835
EBITDA	$ 21,730	$ 48,344	$ 50,445
Acquisition costs	-	1,047	1,219
Long-Term Performance Based Compensation	599	4,939	5,037
Severance costs	346	300	169
Lease expense on the step-up basis of acquired leases	-	356	357
Consulting expense: commercial growth opportunities	-	81	81
Restructuring, plant closure (gain) costs and related inventory write-downs	(7,038)	-	-
Goodwill impairment	-	-	-
Transition and re-alignment costs	-	-	-
Adj. EBITDA	$ 15,637	$ 55,067	$ 57,308

Non-GAAP Reconciliations (cont.)

Total Company Adj. Net Income and Adj. Diluted EPS

Reconciliation of net (loss) to adjusted net income (in thousands)	FY 2020		FY 2025	
Net Income as reported	$	9,592	$	24,383
Acquisition costs		-		838
Lease expense on the step-up basis of acquired leases		-		285
Long-Term Performance Based Compensation		-		3,951
Stock compensation expense		447		
Restructuring, plant closure (gain) costs and related inventory write-downs		(5,557)		
Goodwill impairment		-		
Restructuring and plant closure costs		-		-
Severance costs		252		240
Amortization expense of acquired intangible assets		-		4,745
Consulting Expense: Commercial Growth Opportunities		-		62
Foreign Currency transaction loss on intercompany loan		-		(489)
Tax rate difference between reported and adjusted net income		-		(1,132)
Transition and re-alignment costs		-		-
Tax impact from the anticipated sale of New Windsor assets		-		-
Tax impact from the anticipated sale of New Windsor Facility		-		-
Tax impact from the reduction of the Deferred Tax Assets		-		-
Tax impact due to the change in the estimated annual tax rate used for GAAP reporting purposes		(645)		-
Net Tax impact due to the Distribution of Shares from the Company's Long-Term Performance Based Compensation Plan		-		-
Adj. Net Income (as Reported)	$	4,089	$	32,883
Diluted Shares Outstanding		28,473		30,832
Adj. Diluted EPS (as Reported)	$	0.15	$	1.07
Adj. Net Income (as Reported)	$	4,089	$	32,883
Removal of Est. Post-Tax Amortization Expense *(Restated per FY2025 Methodology)* [1]		2,204		-
Adj. Net Income (Restated)	$	6,293	$	32,883
Diluted Share Outstanding		26,473		30,832
Adj. Diluted EPS (Restated)	$	0.24	$	1.07

(1) Beginning Q1 FY 2025, LSI began including amortization expense of acquired intangible assets (post-tax) in its Adj. Net Income figure. In the FY 2025 public filings, the Company also restated FY 2024 Adj. Net Income figures to reflect this change. For FY 2018 – FY 2023, the company estimated their post-tax amortization expense of acquired intangible assets based on effective tax rates of 16.3%, 26.6%, 18.0%, 25.9%, 21.2% and 22.7% (respectively, for FY 2018 – FY 2023) and shown restated to the revised methodology.

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP gross margin, operating income, net income, and earnings per share for the periods ending FY 2018A, and TTM Sep-25A. Gross Margin, operating income, net income, and earnings per share, which exclude the impact of long-term performance-based compensation, severance costs, restructuring costs, lease expense on the step-up basis of acquired leases, the amortization expense of acquired intangible assets, consulting expenses supporting commercial growth initiatives, and acquisition costs are non-GAAP financial measures. Also included in this presentation are non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Organic Sales Growth, and Net Debt. We use these non-GAAP financial measures, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measures do not include the impact of items that we does not consider indicative of LSI's core operating performance. These measures are used by our management, including our chief operating decision maker, to evaluate business results and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated, along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Organic Sales Growth, and Net Debt.

For Additional Questions,
Please Contact **720 778 2415**

Thank you,

LSI Investor Relations